UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5190

Name of Fund: MuniInsured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniInsured
        Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/03

Date of reporting period: 10/01/02 - 09/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                MuniInsured Fund, Inc.

Annual Report
September 30, 2003

[LOGO] Merrill Lynch Investment Managers

MuniInsured Fund, Inc.

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Shareholder Proposals

The Fund will hold its next Annual Meeting of Shareholders in April 2004. Proposals of shareholders intended to be presented at the Meeting must be received by the Fund by January 15, 2004 for inclusion in the Fund's Proxy Statement and form of Proxy for that Meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an Annual Meeting of Shareholders. Notice of any such business must be in writing and received at the Fund's principal executive office not later than the close of business on February 13, 2004. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


2       MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003

A Letter From the President

Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of September, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.22% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $390 billion in new long-term tax-exempt bonds during the 12-month period ended September 30, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003             3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We maintained a conservative stance throughout the period and focused on enhancing yield and preserving net asset value in a highly volatile interest rate environment.

Discuss the recent market environment relative to municipal bonds.

Amid considerable interest rate volatility, U.S. Treasury bond yields were moderately higher at the end of September 2003 than they had been a year earlier. Initially, volatile equity markets, concerns over the Iraqi conflict, and sub par domestic economic growth combined to push bond yields lower through early June 2003. By mid-June, U.S. Treasury bond yields had declined by approximately 50 basis points (.50%) to 4.17%. Bond yields moved sharply higher in July and August, however, in response to more positive business activity, especially continued strong home sales and improving employment trends. By the end of August, U.S. Treasury bond yields had risen to almost 5.25%. Bond prices again surged in September in reaction to renewed weakening in U.S. economic conditions. By the end of the current reporting period, long-term U.S. Treasury yields had fallen to 4.88%, representing an increase of approximately 20 basis points over the past 12 months.

Long-term tax-exempt bond yields also rose over the 12 months, although to a lesser extent than U.S. Treasury obligations. Yield volatility was lower than that seen in U.S. Treasury issues, as municipal bond prices typically are less sensitive to worldwide economic and geopolitical pressures on a daily and weekly basis. By the end of September, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.22%, an increase of approximately 15 basis points over the past year. Long-term Aaa-rated municipal bond yields, as reported by Municipal Market Data, exhibited even smaller increases over the past year, rising 10 basis points to 4.73%.

The municipal market's outperformance of the U.S. Treasury market during the reporting period has been especially impressive given the dramatic increase in new bond issuance. Over the past 12 months, municipalities have issued more than $390 billion in new securities, an increase of nearly 15% compared to last year's issuance. Recent semi-annual issuance has, in fact, exceeded the annual issuance seen during much of the mid-1990s. Historically low interest rates throughout the past year have been used by state and local governments as an opportunity to finance existing infrastructure needs and refinance outstanding, higher-couponed issues. Current estimates for 2003 municipal bond new issuance are approximately $350 billion, similar to 2002's record high issuance.

As an asset class, municipal bonds have remained an attractive investment alternative, especially relative to U.S. Treasury issues. At the end of September 2003, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury issues, well in excess of their recent historic average of 85% - 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors. We expect the tax-exempt market's favorable technical position to remain stable in the near term, therefore, an increase in bond issuance during the remainder of 2003 is not likely to significantly impact the municipal bond market's performance. Looking forward, while many investors are concerned about how economic growth might affect bond prices and yield, we believe moderate economic growth, especially within a context of negligible inflationary pressure, should not greatly endanger the positive fixed income environments tax-exempt products have enjoyed.

How did the Fund perform during the period?

For the year ended September 30, 2003, MuniInsured Fund, Inc. had a net annualized yield of 4.68%, based on a year-end per share net asset value of $9.84 and $.461 per share income dividends. Over the same period, the Fund's total investment return was +2.64%, based on a change in per share net asset value from $10.06 to $9.84, and assuming reinvestment of $.460 per share ordinary income dividends.

For the six-month period ended September 30, 2003, the Fund's total investment return was +2.11%, based on a change in per share net asset value from $9.87 to $9.84, and assuming reinvestment of $.231 per share ordinary income dividends.

During the period ended September 30, 2003, we focused on enhancing the Fund's dividend yield and reducing net asset value volatility in a highly variable interest rate environment. This focus on yield is evident in the Fund's performance for the period, which was characterized by favorable yields and more modest total returns. The Fund underperformed its


4       MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003

Lipper category of General and Insured Municipal Debt Funds (unleveraged) on a total return basis, which had an average return of +3.35% for the 12-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Our overall investment strategy has been to purchase premium-couponed bonds maturing in the 20-year range. In this particular year, which was characterized by periods of significant market volatility, bonds maturing in 25 years - 30 years presented attractive investment opportunities and were added to the portfolio. These acquisitions resulted in a modest extension of the Fund's average maturity of about one year. The steepness of the municipal yield curve during the period made it advantageous to extend maturities and capture the incremental yield the longer maturities had to offer.

In periods of heavy interest rate volatility, our focus is on using the most prudent strategies to balance risk and reward. In this particular period, we took advantage of the Fund's ability to use derivative investments and held a position in ten-year London InterBank Offered Rate swaps. This helped generate income for the portfolio. We aimed to remain fully invested throughout the period, with cash reserves ranging from 1% to 3% of total assets.

How would you characterize the Fund's position at the close of the period?

In general, we maintained our conservative position in anticipation that interest rates will move higher in the near term and present new investment opportunities for the Fund. At the close of the period, the portfolio's average maturity was approximately 21 years. Cash reserves as of September 30, 2003 stood at 3%, which was above our average for the period. Typically, we see an increase in new transactions toward year-end as municipalities rush to market before the conclusion of the fiscal year. In addition, if interest rates should rise, we believe those underwriters on the sidelines will come to market with new transactions. Accordingly, we raised our cash allocation in anticipation of these events.

We believe municipal bonds are undervalued at this time and should adjust to historical yield ratios relative to Treasury issues in the months ahead. Given the dynamics of supply and demand, we believe that municipal bonds will outperform government issues, which we expect will increase in large supply before year-end. Municipal bonds also are likely to increase in supply, but should benefit from strong retail demand and increased investment by property and casualty insurance investors, all demanding bonds in the same general maturity range.

We believe the Fund's dual strategy of seeking to enhance portfolio yield and reduce net asset value volatility remains a prudent approach in the near term as we continue to monitor economic conditions.

William R. Bock
Vice President and Portfolio Manager

October 16, 2003


        MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003             5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P      Moody's  Face
State                 Ratings@ Ratings@ Amount   Municipal Bonds                                                         Value
-------------------------------------------------------------------------------------------------------------------------------
Alaska--2.4%          AAA      Aaa      $1,150   Alaska Energy Authority, Power Revenue Refunding Bonds
                                                 (Bradley Lake), 4th Series, 6% due 7/01/2020 (h)                       $ 1,360
                      NR*      Aaa         495   Alaska State Housing Finance Corporation, Revenue Refunding
                                                 Bonds, RITR, Series 2, 10.30% due 12/01/2024 (b)(e)(f)(g)                  522
-------------------------------------------------------------------------------------------------------------------------------
California--20.4%     AAA      Aaa       1,500   California HFA, Revenue Bonds, Series F, 6% due 8/01/2017 (b)(f)          1,565
                      AAA      Aaa       1,700   California Infrastructure and Economic Development Bank, Bay
                                                 Area Toll Bridges Revenue Bonds, First Lien, Series A, 5% due
                                                 7/01/2025 (d)                                                            1,731
                      AAA      Aaa       2,000   California State Department of Water Resources, Power Supply
                                                 Revenue Bonds, Series A, 5.375% due 5/01/2022 (b)                        2,127
                                                 California State, GO, Refunding:
                      AAA      Aaa       1,000       6% due 4/01/2017 (a)                                                 1,208
                      BBB      A3        1,000       5.25% due 2/01/2029                                                  1,005
                                                 Golden State Tobacco Securitization Corporation of California,
                                                 Tobacco Settlement Revenue Bonds:
                      BBB      Baa2      1,000       Series A-4, 7.80% due 6/01/2042                                      1,004
                      BBB-     Baa1      1,000       Series B, 5.50% due 6/01/2033                                          987
                      AAA      Aaa       1,075       Series B, 5% due 6/01/2038 (a)                                       1,071
                      AAA      Aaa       1,000   Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                                                 AMT, Series RI-7, 11.015% due 11/01/2026 (b)(e)                          1,239
                      AAA      Aaa       1,000   Orange County, California, Sanitation District, COP, 5% due
                                                 2/01/2033 (d)                                                            1,012
                      AAA      Aaa         145   Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75%
                                                 due 11/01/2021 (d)                                                         155
                      NR*      Aaa       1,000   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                                 Class R, Series K, 10.084% due 11/01/2021 (d)(e)                         1,138
                      AAA      Aaa       1,000   Santa Barbara, California, Waterfront Revenue Refunding Bonds,
                                                 COP, 5.50% due 10/01/2022 (a)                                            1,088
                                                 Shasta, California, Union High School District, Election 2001,
                                                 GO (b):
                      AAA      Aaa       1,060       4.73%*** due 8/01/2020                                                 465
                      AAA      Aaa       1,000       4.89%*** due 8/01/2021                                                 409
-------------------------------------------------------------------------------------------------------------------------------
Florida--3.2%         A        A3        1,500   Highlands County, Florida, Health Facilities Authority, Hospital
                                                 Revenue Bonds (Adventist Health System), Series D, 5.375% due
                                                 11/15/2035                                                               1,480
                      AAA      Aaa       1,000   Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami
                                                 International Airport), AMT, 5.375% due 10/01/2027 (d)                   1,032
-------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.5%          AAA      Aaa       1,100   Hawaii State Highway Revenue Bonds, 5.50% due 7/01/2020 (h)              1,212
-------------------------------------------------------------------------------------------------------------------------------
Illinois--12.3%       AAA      NR*       1,100   Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                                 Bonds, DRIVERS, AMT, Series 369, 10.632% due 7/01/2011 (e)(i)            1,280
                      AAA      Aaa       1,000   Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                                 Bonds, Third Lien, AMT, Series B-2, 5.25% due 1/01/2027 (b)              1,013
                      AAA      Aaa       1,500   Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                                 Refunding Bonds, Third Lien, AMT, Series C-2, 5.25% due 1/01/2034 (i)    1,508
                      BBB      NR*       1,000   Illinois Development Finance Authority, Revenue Refunding Bonds
                                                 (Community Rehab Providers), Series A, 6.05% due 7/01/2019               1,013
                                                 Illinois Health Facilities Authority, Revenue Refunding Bonds:
                      AAA      Aaa       3,000       (Ingalls Health System Project), 6.25% due 5/15/2024 (b)             3,153
                      A1+      VMIG1+      400       (Resurrection Health Care), VRDN, Series A, 1.15% due
                                                     5/15/2029 (c)(h)                                                       400
                      AAA      Aaa       1,000   Regional Transportation Authority, Illinois, Revenue Bonds,
                                                 Series C, 7.75% due 6/01/2020 (d)                                        1,394

Portfolio Abbreviations

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subjectto)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


6       MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings@ Ratings@ Amount   Municipal Bonds                                                         Value
-------------------------------------------------------------------------------------------------------------------------------
Indiana--5.9%         AAA      Aaa      $1,360   Hammond, Indiana, Multi-School Building Corporation, First Mortgage
                                                 Revenue Refunding Bonds, 6.125% due 7/15/2019 (b)                      $ 1,536
                      AAA      NR*       1,000   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                 Series A, 6.75% due 2/01/2017                                            1,090
                      AAA      Aaa       1,000   Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                 Series A, 5% due 6/01/2024 (h)                                           1,018
                      AAA      Aaa       1,000   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                 Bonds (Waterworks Project), Series A, 5.125% due 7/01/2027 (b)           1,022
-------------------------------------------------------------------------------------------------------------------------------
Kansas--3.3%          AAA      Aaa       2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric Company
                                                 Project), 7% due 6/01/2031 (b)                                           2,610
-------------------------------------------------------------------------------------------------------------------------------
Louisiana--3.6%       AAA      Aaa       1,500   Louisiana Local Government, Environmental Facilities, Community
                                                 Development Authority Revenue Bonds (Capital Projects and Equipment
                                                 Acquisition), Series A, 6.30% due 7/01/2030 (a)                          1,800
                      AAA      Aaa       1,000   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall Authority,
                                                 Special Tax, Sub-Series A, 5.25% due 7/15/2028                           1,039
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts--0.6%   AAA      Aaa         485   Massachusetts Education Loan Authority, Education Loan Revenue
                                                 Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)                    502
-------------------------------------------------------------------------------------------------------------------------------
Michigan--1.5%        A1+      Aaa       1,000   Eastern Michigan University Revenue Refunding Bonds, VRDN, 1.15%
                                                 due 6/01/2027 (c)(d)                                                     1,000
                      NR*      VMIG1+      200   Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                                 Project), VRDN, 1.15% due 4/15/2018 (a)(c)                                 200
-------------------------------------------------------------------------------------------------------------------------------
Minnesota--4.0%       NR*      Aaa       2,760   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                                 Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2020 (h)      3,218
-------------------------------------------------------------------------------------------------------------------------------
Missouri--0.6%        AAA      NR*         465   Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                 Bonds (Homeowner Loan), AMT, Series C-1, 7.15% due 3/01/2032 (g)           488
-------------------------------------------------------------------------------------------------------------------------------
Nevada--2.0%          AAA      Aaa       1,500   Reno, Nevada, Retrack Revenue Refunding Bonds (Reno Transportation
                                                 Project), Senior Lien, 5.50% due 6/01/2022 (a)                           1,626
-------------------------------------------------------------------------------------------------------------------------------
New Jersey--2.6%      NR*      Aaa       1,175   Port Authority of New York and New Jersey, Special Obligation
                                                 Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT,
                                                 Series 353, 11.113% due 12/01/2014 (b)(e)                                1,551
                      BBB      Baa2        275   Tobacco Settlement Financing Corporation of New Jersey,
                                                 Asset-Backed Revenue Refunding Bonds, 6% due 6/01/2037                     222
                      BBB      Baa2        325   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                 Bonds, 6.75% due 6/01/2039                                                 290
-------------------------------------------------------------------------------------------------------------------------------
New York--7.2%        AAA      Aaa       1,500   New York City, New York, City Municipal Water Finance Authority,
                                                 Water and Sewer System Revenue Bonds, RITR, Series FR-6, 10.025%
                                                 due 6/15/2026 (b)(e)                                                     1,828
                      A        Aaa       1,000   New York City, New York, GO, RIB, Series 394, 10.372% due
                                                 8/01/2016 (b)(e)                                                         1,318
                                                 Tobacco Settlement Financing Corporation of New York Revenue Bonds,
                                                 Series A-1 (a):
                      AAA      NR*       1,310       5.25% due 6/01/2021                                                  1,388
                      AAA      NR*       1,125       5.25% due 6/01/2022                                                  1,185
-------------------------------------------------------------------------------------------------------------------------------
Ohio--2.0%            NR*      Aaa       1,500   Franklin County, Ohio, Hospital Improvement Revenue Bonds
                                                 (Children's Hospital Project), 5.50% due 5/01/2028 (a)                   1,586
-------------------------------------------------------------------------------------------------------------------------------
South Carolina--      NR*      Aaa       2,020   South Carolina Housing Finance and Development Authority, Mortgage
2.7%                                             Revenue Refunding Bonds, AMT, Series A-2, 6.35% due 7/01/2019 (h)        2,180
-------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.3%       NR*      VMIG1+    1,020   Sevier County, Tennessee, Public Building Authority Revenue Bonds,
                                                 Local Government Public Improvement IV, VRDN, Series B-4, 1.20%
                                                 due 6/01/2025 (c)(h)                                                     1,020
-------------------------------------------------------------------------------------------------------------------------------
Texas--6.5%           A+       Aa3       1,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                 Enterprises Inc.), Trust Certificates, Second Tier, Series B, 5.75%
                                                 due 1/01/2032                                                            1,048
                      AAA      Aaa       1,150   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                                 Light and Power), Series A, 6.70% due 3/01/2017 (a)                      1,179
                      AAA      NR*         500   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                                 DRIVERS, AMT, Series 353, 9.56% due 5/01/2011 (b)(e)                       541
                      AAA      NR*         750   Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                                 Bonds, DRIVERS, AMT, Series 336Z, 9.79% due 11/01/2026 (d)(e)              819
                      AAA      Aaa       1,000   Harris County, Texas, Toll Road Revenue Refunding Bonds, Senior
                                                 Lien, 5.375% due 8/15/2023 (h)                                           1,064
                      AAA      Aaa         500   Texas State Turnpike Authority, Central Texas Turnpike System
                                                 Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (a)               528


        MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003             7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings@ Ratings@ Amount   Municipal Bonds                                                         Value
-------------------------------------------------------------------------------------------------------------------------------
Virginia--1.6%        AAA      Aaa      $1,200   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series
                                                 J, Sub-Series J-1, 5.20% due 7/01/2019 (b)                             $ 1,247
-------------------------------------------------------------------------------------------------------------------------------
Washington--11.8%     AAA      Aaa       2,500   Port Seattle, Washington, Revenue Refunding Bonds, Series A, 5%
                                                 due 7/01/2033 (b)                                                        2,523
                      AAA      Aaa       1,720   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                                 5.75% due 11/01/2029 (b)                                                 1,865
                      AAA      Aaa       2,000   Seattle, Washington, Water System Revenue Bonds, Series B, 6% due
                                                 7/01/2029 (d)                                                            2,219
                      AAA      NR*         500   Tacoma, Washington, Electric System Revenue Refunding Bonds, RIB,
                                                 Series 512X, 10.13% due 1/01/2017 (e)(h)                                   623
                      AAA      Aaa       2,000   University of Washington, University Revenue Bonds (Student
                                                 Facilities Fee), 5.75% due 6/01/2025 (h)                                 2,180
-------------------------------------------------------------------------------------------------------------------------------
West Virginia--2.0%   AAA      Aaa       1,500   Harrison County, West Virginia, County Commission for Solid Waste
                                                 Disposal Revenue Bonds (Monongahela Power), AMT, Series C, 6.75%
                                                 due 8/01/2024 (a)                                                        1,597
-------------------------------------------------------------------------------------------------------------------------------
Wyoming--1.4%         AAA      Aaa       1,000   Wyoming Building Corporation Revenue Bonds, 5.50% due 10/01/2022 (a)     1,078
-------------------------------------------------------------------------------------------------------------------------------
                      Total Investments (Cost--$74,932)--100.4%                                                          79,799

                      Unrealized Depreciation on Forward Interest Rate Swaps**--(0.3%)                                     (253)

                      Liabilities in Excess of Other Assets--(0.1%)                                                         (51)
                                                                                                                        -------
                      Net Assets--100.0%                                                                                $79,495
                                                                                                                        =======

(a)   AMBAC Insured.

(b)   MBIA Insured.

(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.

(d)   FGIC Insured.

(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.

(f)   FHA Insured.

(g)   FNMA/GNMA Collateralized.

(h)   FSA Insured.

(i)   XL Capital Insured.

*     Not Rated.

** Forward interest rate swaps entered into as of September 30, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                      Notional     Unrealized
                                                       Amount     Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and pay
       a fixed rate of 5.225%
      Broker, J.P. Morgan Chase
       Expires, November 2013                          $2,500      $ (172)
      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and pay
       a fixed rate of 4.7748%
      Broker, J.P. Morgan Chase
       Expires, December 2013                          $3,000      $  (81)
                                                                   ------
                                                                   $ (253)
                                                                   ======

*** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

+     Highest short-term rating by Moody's Investors Service, Inc.

@     Ratings of issues shown are unaudited.

      See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of September 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                    Percent of
Quality Rating                                                       Long-Term
S&P/Moody's                                                         Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................               87.9%
AA/Aa .................................................                1.3
A/A ...................................................                3.1
BBB/Baa ...............................................                4.4
Other+ ................................................                3.3

+     Temporary investments in short-term municipal securities.


8       MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003

Statement of Assets, Liabilities and Capital

As of September 30, 2003
===========================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$74,932,083) .....                   $79,798,736
                   Cash .....................................................                        41,624
                   Receivables:
                      Interest ..............................................    $ 1,228,895
                      Securities sold .......................................        204,492      1,433,387
                                                                                 -----------
                   Prepaid expenses .........................................                         2,909
                                                                                                -----------
                   Total assets .............................................                    81,276,656
                                                                                                -----------
===========================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------
                   Unrealized depreciation on forward interest rate swaps ...                       252,712
                   Payables:
                      Securities purchased ..................................      1,462,104
                      Dividends to shareholders .............................         40,683
                      Investment adviser ....................................          2,199
                      Other affiliates ......................................            846      1,505,832
                                                                                 -----------
                   Accrued expenses .........................................                        23,004
                                                                                                -----------
                   Total liabilities ........................................                     1,781,548
                                                                                                -----------
===========================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------
                   Net assets ...............................................                   $79,495,108
                                                                                                ===========
===========================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share; 150,000,000 shares
                     authorized; 8,079,388 shares issued and outstanding ....                   $   807,939
                   Paid-in capital in excess of par .........................                    74,515,274
                   Undistributed investment income--net .....................    $   439,171
                   Accumulated realized capital losses on investments--net ..       (881,217)
                   Unrealized appreciation on investments--net ..............      4,613,941
                                                                                 -----------
                   Total accumulated earnings--net ..........................                     4,171,895
                                                                                                -----------
                   Total capital--Equivalent to $9.84 net asset value per
                     share of Common Stock (market price--$9.73) ............                   $79,495,108
                                                                                                ===========

      See Notes to Financial Statements.


        MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003             9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended September 30, 2003
=====================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------
                   Interest .............................................                $  4,388,165
=====================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------
                   Investment advisory fees .............................    $397,725
                   Professional fees ....................................      56,074
                   Transfer agent fees ..................................      45,628
                   Accounting services ..................................      42,223
                   Directors' fees and expenses .........................      26,153
                   Printing and shareholder reports .....................      23,547
                   Pricing fees .........................................      10,316
                   Custodian fees .......................................       8,848
                   Listing fees .........................................       3,281
                   Other ................................................      10,956
                                                                             --------
                   Total expenses .......................................                     624,751
                                                                                         ------------
                   Investment income--net ...............................                   3,763,414
                                                                                         ------------
=====================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
-----------------------------------------------------------------------------------------------------
                   Realized gain on investments--net ....................                     942,855
                   Change in unrealized appreciation on investments--net                   (2,790,597)
                                                                                         ------------
                   Total realized and unrealized loss on investments--net                  (1,847,742)
                                                                                         ------------
                   Net Increase in Net Assets Resulting from Operations .                $  1,915,672
                                                                                         ============

      See Notes to Financial Statements.


10      MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                   September 30,
                                                                                          -----------------------------
Increase (Decrease) in Net Assets:                                                             2003            2002
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................    $  3,763,414     $  3,751,766
                   Realized gain (loss) on investments--net ..........................         942,855         (314,176)
                   Change in unrealized appreciation on investments--net .............      (2,790,597)       2,719,339
                                                                                          -----------------------------
                   Net increase in net assets resulting from operations ..............       1,915,672        6,156,929
                                                                                          -----------------------------
=======================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................      (3,719,120)      (3,698,841)
                                                                                          -----------------------------
                   Net decrease in net assets resulting from dividends to shareholders      (3,719,120)      (3,698,841)
                                                                                          -----------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ...........................      (1,803,448)       2,458,088
                   Beginning of year .................................................      81,298,556       78,840,468
                                                                                          -----------------------------
                   End of year* ......................................................    $ 79,495,108     $ 81,298,556
                                                                                          =============================
                      * Undistributed investment income--net .........................    $    439,171     $    394,877
                                                                                          =============================

      See Notes to Financial Statements.


        MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003            11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                   For the Year Ended September 30,
                                                             ----------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2003        2002        2001        2000          1999
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...    $  10.06    $   9.76    $   9.29    $   9.27      $  10.30
                                                             ----------------------------------------------------------
                   Investment income--net ...............         .47+        .46         .46         .46           .47
                   Realized and unrealized gain (loss) on
                     investments--net ...................        (.23)        .30         .47         .04          (.84)
                                                             ----------------------------------------------------------
                   Total from investment operations .....         .24         .76         .93         .50          (.37)
                                                             ----------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............        (.46)       (.46)       (.46)       (.46)         (.47)
                      Realized gain on investments--net .          --          --          --          --          (.15)
                      In excess of realized gain on
                        investments--net ................          --          --          --        (.02)         (.04)
                                                             ----------------------------------------------------------
                   Total dividends and distributions ....        (.46)       (.46)       (.46)       (.48)         (.66)
                                                             ----------------------------------------------------------
                   Net asset value, end of year .........    $   9.84    $  10.06    $   9.76    $   9.29      $   9.27
                                                             ==========================================================
                   Market price per share, end of year ..    $   9.73    $   9.64    $   8.92    $ 8.1875      $   8.00
                                                             ==========================================================
=======================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------
                   Based on market price per share ......        5.91%      13.52%      14.84%       8.79%       (12.58%)
                                                             ==========================================================
                   Based on net asset value per share ...        2.64%       8.27%      10.74%       6.53%        (3.49%)
                                                             ==========================================================
=======================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .......         .79%        .82%        .83%        .79%          .78%
                                                             ==========================================================
                   Expenses .............................         .79%        .82%        .83%        .79%          .78%
                                                             ==========================================================
                   Investment income--net ...............        4.73%       4.78%       4.84%       5.06%         4.74%
                                                             ==========================================================
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)    $ 79,495    $ 81,299    $ 78,840    $ 75,025      $ 74,884
                                                             ==========================================================
                   Portfolio turnover ...................       92.60%      50.88%      66.75%      71.12%        71.48%
                                                             ==========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

+     Based on average shares outstanding.

      See Notes to Financial Statements.


12      MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts-- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options-- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps-- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


        MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003            13

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

For the year ended September 30, 2003, FAM earned fees of $1,730 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2003, were $71,930,983 and $71,655,748, respectively.

Net realized gains (losses) for the year ended September 30, 2003 and net unrealized gains (losses) as of September 30, 2003, were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................        $ 1,388,269         $ 4,866,653
Financial futures contracts ............           (891,277)                 --
Forward interest rate swaps ............            445,863            (252,712)
                                                -------------------------------
Total ..................................        $   942,855         $ 4,613,941
                                                ===============================

As of September 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $4,866,806, of which $5,016,611 related to appreciated securities and $149,805 related to depreciated securities. The aggregate cost of investments at September 30, 2003 for Federal income tax purposes was $74,931,930.

4. Common Stock Transactions:

At September 30, 2003, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended September 30, 2003 and September 30, 2002 remained constant.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock, the amount of $.038690 per share on October 30, 2003, to shareholders of record on October 17, 2003.

The tax character of distributions paid during the fiscal years ended September 30, 2003 and September 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                   9/30/2003           9/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................          $3,719,120          $3,698,841
                                                  ------------------------------
Total distributions ....................          $3,719,120          $3,698,841
                                                  ==============================

As of September 30, 2003, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................         $   439,017
Undistributed long term capital gain--net ...............                  --
                                                                  -----------
Total undistributed earnings--net .......................             439,017
Capital loss carryforward ...............................            (238,588)*
Unrealized gains--net ...................................           3,971,466**
                                                                  -----------
Total accumulated earnings--net .........................         $ 4,171,895
                                                                  ===========

* On September 30, 2003, the Fund had a net capital loss carryforward of $238,588, of which $218,907 expires in 2009 and $19,681 expires in 2010.
      This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


14      MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003

Independent Auditors' Report

To the Shareholders and Board of Directors of MuniInsured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniInsured Fund, Inc. as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniInsured Fund, Inc. as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 24, 2003

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by MuniInsured Fund, Inc. during its taxable year ended September 30, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


        MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003            15

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial


16      MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003
owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


        MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003            17

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of Merrill Lynch Investment    122 Funds       None
Glenn*      Princeton, NJ  and          present  Managers, L.P. ("MLIM")/Fund Asset Management,        163 Portfolios
            08543-9011     Director     and      L.P. ("FAM")--Advised Funds since 1999;
            Age: 63                     1987 to  Chairman (Americas Region) of MLIM from 2000
                                        present  to 2002; Executive Vice President of MLIM and
                                                 FAM (which terms as used herein include their
                                                 corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services") from
                                                 1993 to 2002; President of Princeton Administrators,
                                                 L.P. from 1989 to 2002; Director of Financial Data
                                                 Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since        40 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 59                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of              40 Funds        Kimco
            Princeton, NJ               present  Employee Benefit Assets of the Association of         59 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986                          Corporation
            Age: 68                              and its Chairman from 1991 to 1992; Member
                                                 of the Investment Advisory Committees of the
                                                 State of New York Common Retirement Fund
                                                 since 1989; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director, Duke
                                                 Management Company since 1992 and Vice
                                                 Chairman thereof since 1998; Director, LaSalle
                                                 Street Fund from 1995 to 2001; Director, Kimco
                                                 Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998 and Vice Chairman
                                                 thereof since 2002; Director, Montpelier
                                                 Foundation since 1998 and Vice Chairman
                                                 thereof since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since
                                                 2000; Member of the Investment Committee of
                                                 the National Trust for Historic Preservation
                                                 since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  John M. Olin Professor of Humanities, New York        40 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President of Hudson Institute since 1997
            Age: 64                              and Trustee thereof since 1980.
------------------------------------------------------------------------------------------------------------------------------------


18      MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Director     2002 to  George Gund Professor of Finance and Banking,         40 Funds        None
Perold      Princeton, NJ               present  Harvard Business School since 2000 and a member       59 Portfolios
            08543-9095                           of the faculty since 1979; Director and Chairman of
            Age: 51                              the Board,UNX, Inc. since 2003; Director, Sanlam
                                                 Limited and Sanlam Life since 2001; Director,
                                                 Genbel Securities and Gensec Bank since 1999;
                                                 Director, Stockback.com from 2002 to 2002;
                                                 Trustee, Commonfund from 1989 to 2001; Director,
                                                 Bulldogresearch.com from 2000 to 2001; Director,
                                                 Sanlam Investment Management from 1999 to 2001;
                                                 Director, Quantec Limited from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       40 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; Director of Cooper's, Inc.     59 Portfolios
Ramo        08543-9095                           since 1999 and Chairman of the Board since
            Age: 61                              2000; Director of ECMC, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management since 1994; Trustee       40 Funds        None
Salomon,    Princeton, NJ               present  of Commonfund from 1980 to 2001; Regular              59 Portfolios
Jr.         08543-9095                           columnist with Forbes Magazine from 1992 to 2001;
            Age: 66                              Director of Rye Country Day School since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     1987 to  Chairman, Fernwood Advisors (investment adviser)      41 Funds        None
Swensrud    Princeton, NJ               present  since 1996; Principal of Fernwood Associates          60 Portfolios
            08543-9095                           (financial consultant) since 1975; Chairman of RPP
            Age: 70                              Corporation since 1978; Director, International
                                                 Mobile Communications, Inc. since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
William R.  P.O. Box 9011  Vice         1997 to  Vice President of MLIM since 1994.
Bock        Princeton, NJ  President    present
            08543-9011
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011  Secretary    2003 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith from
Stewart     Princeton, NJ               present  2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
            08543-9011
            Age: 34
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

Amex Symbol

MIF

        MUNIINSURED FUND, INC.                  SEPTEMBER 30, 2003            19

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniInsured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10662 -- 9/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniInsured Fund, Inc.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            MuniInsured Fund, Inc.

        Date: November 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            MuniInsured Fund, Inc.

        Date: November 21, 2003


        By: /s/ Donald C. Burke
            -----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniInsured Fund, Inc.

        Date: November 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.